Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Contingencies
29.   Contingencies

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters arise in the ordinary course of business. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated.

In November 2010, the Company received a reassessment from the Mexican tax authorities related to its Mexican subsidiary, Minera Cosalá, for the year ended December 31, 2007. The tax authorities disallowed the deduction of transactions with certain suppliers for an amount of approximately $9.9 million (MXP 196.8 million), of which $4.2 million (MXP 84.4 million) would be applied against available tax losses. The Company appealed this reassessment and the Mexican tax authorities subsequently reversed $4.7 million (MXP 94.6 million) of their original reassessment. The remaining $5.1 million (MXP 102.2 million) consists of $4.2 million (MXP 84.4 million) related to transactions with certain suppliers and $0.9 million (MXP 17.8 million) of value added taxes thereon. The Company appealed the remaining reassessment with the Mexican Tax Court in December 2011. The Company may be required to post a bond of approximately $0.9 million (MXP 17.8 million) to secure the value added tax portion of the reassessment. The deductions of $4.2 million (MXP 84.4 million), if denied, would be offset by available tax losses. The Company accrued $1.0 million (MXP 19.9 million) in the consolidated financial statements as at December 31, 2018 as a probable obligation for the disallowance of value added taxes related to the Mexican tax reassessment.  As at December 31, 2020, the accrued liability of the probable obligation was $1.0 million (2019: $1.0 million).